                                                                  EXHIBIT 24.2


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being directors and/or officers of Access Financial Solutions, Inc., a Maryland Corporation (the "Corporation"), hereby constitutes and appoints William M. Lasky, James H. Woodward, Jr., and Thomas D. Singer, and each or any of them, his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Registration Statement of the Corporation on Form S-4 (the "S-4") filed on or about September 5, 2002 and any and all amendments (including post-effective amendments) to the S-4, to sign any Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, and to cause the same to be filed, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this ___ day of September 2002.


-----------------------------
JAMES H. WOODWARD, JR.
President and Director

-----------------------------
THOMAS D. SINGER
Vice-President, Secretary, Treasurer and Director

-----------------------------
WILLIAM M. LASKY
Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being directors and/or officers of Fulton International, Inc., a Delaware Corporation (the "Corporation"), hereby constitutes and appoints William M. Lasky, James H. Woodward, Jr., and Thomas D. Singer, and each or any of them, his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Registration Statement of the Corporation on Form S-4 (the "S-4") filed on or about September 5, 2002 and any and all amendments (including post-effective amendments) to the S-4, to sign any Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, and to cause the same to be filed, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this ___ day of September 2002.


-----------------------------
JAMES H. WOODWARD, JR.
President and Director

-----------------------------
JOHN W. COOK
Treasurer, Controller and Director

-----------------------------
JAMES WHALEN
Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being directors and/or officers of JLG Equipment Services, Inc., a Pennsylvania Corporation (the "Corporation"), hereby constitutes and appoints William M. Lasky, James H. Woodward, Jr., and Thomas D. Singer, and each or any of them, his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Registration Statement of the Corporation on Form S-4 (the "S-4") filed on or about September 5, 2002 and any and all amendments (including post-effective amendments) to the S-4, to sign any Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, and to cause the same to be filed, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this ___ day of September 2002.


-----------------------------
WILLIAM M. LASKY
President and Chairman of the Board of Directors

-----------------------------
JAMES H. WOODWARD, JR.
Secretary, Treasurer and Director

-----------------------------
THOMAS D. SINGER
Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being directors and/or officers of Gradall Industries, Inc., a Delaware Corporation (the "Corporation"), hereby constitutes and appoints William M. Lasky, James H. Woodward, Jr., and Thomas D. Singer, and each or any of them, his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Registration Statement of the Corporation on Form S-4 (the "S-4") filed on or about September 5, 2002 and any and all amendments (including post-effective amendments) to the S-4, to sign any Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, and to cause the same to be filed, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this ___ day of September 2002.


-----------------------------
WILLIAM M. LASKY
President, Chief Executive Officer and Director

-----------------------------
BRUCE A. JONKER
Vice-President, Chief Financial Officer and Treasurer

-----------------------------
JAMES H. WOODWARD, JR.
Director

-----------------------------
THOMAS D. SINGER
Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being directors and/or officers of The Gradall Company, an Ohio Corporation (the "Corporation"), hereby constitutes and appoints William M. Lasky, James H. Woodward, Jr., and Thomas D. Singer, and each or any of them, his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Registration Statement of the Corporation on Form S-4 (the "S-4") filed on or about September 5, 2002 and any and all amendments (including post-effective amendments) to the S-4, to sign any Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, and to cause the same to be filed, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this ___ day of September 2002.


-----------------------------
WILLIAM M. LASKY
President, Chief Executive Officer and Director

-----------------------------
BRUCE A. JONKER
Vice-President, Chief Financial Officer and Treasurer

-----------------------------
JAMES H. WOODWARD, JR.
Director

-----------------------------
THOMAS D. SINGER
Director